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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): October 28, 1999


                 CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES
                    CORPORATION (Exact name of registrant as

                           specified in its charter)

      Delaware                        333-53115          13-3320910
-------------------------------      -------------       --------------
(State or Other Jurisdiction of      (Commission        (I.R.S. Employer
         Incorporation)               File Number)       Identification No.)

                               11 Madison Avenue
                            New York, New York 10010
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                    (Address of Principal Executive Offices)
                                   (Zip Code)



       Registrant's telephone number, including area code (212) 325-2000

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Item 5.  Other Events.
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Filing of Derived Materials.
---------------------------

         In connection with the offering of the Credit Suisse First Boston Mortgage Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1 (the "Certificates"), Credit Suisse First Boston Corporation as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although Credit Suisse First Boston Mortgage Securities Corporation (the "Company") provided the Underwriter with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

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         Item 7.  Financial Statements, Pro Forma Financial
                  -----------------------------------------

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORPORATION



                                   By:/s/ Steve Katz
                                      ----------------------------------------
                                      Name:  Steve Katz
                                      Title: Vice President



Dated:  October 28, 1999


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                                 Exhibit Index
                                 -------------

         Exhibit                                                         Page

         99.1          Derived Materials.................................6



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                                  EXHIBIT 99.1


         In accordance with Rule 311(i) of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE.